UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

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MFS SERIES TRUST X

_______________________________________________________________________

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

_______________________________________________________________________

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

_______________________________________________________________________

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

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Date of fiscal year end: July 31*

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Date of reporting period: July 31, 2022

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*This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
July 31, 2022
MFS®  Emerging Markets
Debt Fund
EMD-ANN

MFS® Emerging Markets
Debt Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and evolving geopolitical tensions in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. U.S. Federal Reserve Chair Jerome Powell recently acknowledged that to stabilize prices, rates must move higher and tighter policy must be sustained for some time, likely hurting households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
September 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Sovereign Emerging Markets	39.3%
Emerging Markets Corporate Bonds	25.0%
Other Government Entity-Emerging Markets Quasi Government	22.1%
Government Securities Hedge (t)	3.0%
Developed Markets Corporate Bonds	2.9%
Sovereign Developed Markets	0.9%
Supranational	0.1%
Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	12.5 yrs.
Composition including fixed income credit quality (a)(i)
AA	3.5%
A	8.0%
BBB	21.7%
BB	34.5%
B	17.6%
CCC	2.2%
CC	0.2%
C	0.8%
D	0.1%
U.S. Government	1.2%
Not Rated	3.5%
Non-Fixed Income	0.1%
Cash & Cash Equivalents	8.1%
Other	(1.5)%
Non-U.S. issuer country
weightings (i)(x)
Mexico	7.6%
India	5.1%
Indonesia	4.9%
Dominican Republic	3.9%
United Arab Emirates	3.9%
Saudi Arabia	3.6%
China	3.4%
Oman	3.1%
Chile	3.1%
Other Countries	49.6%

Portfolio Composition - continued
Non-U.S. currency exposure
weightings (i)(y)
Mexican Peso	0.2%
British Pound Sterling	0.1%
Uruguay Peso (o)	0.0%
Indonesian Rupiah (o)	0.0%
Brazilian Real (o)	0.0%
Euro	(3.1)%
Emerging market local currency
bond weights by country (i)
Mexico	0.2%
Uruguay (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.
Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds futures contracts and U.S. Treasury securities with a bond equivalent exposure of 3.0%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. United States issuer country exposure is 11.8% and includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. United States Dollar currency exposure is 102.8% and includes Cash & Cash Equivalents.

Portfolio Composition - continued
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of July 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended July 31, 2022, Class A shares of the MFS Emerging Markets Debt Fund (fund) provided a total return of -18.10%, at net asset value. This compares with a return of -19.28% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global Diversified. Effective January 1, 2022, the fund’s primary benchmark changed from the JPMorgan Emerging Markets Bond Index Global to the JPMorgan Emerging Markets Bond Index Global Diversified. The JPMorgan Emerging Markets Bond Index Global had a return of -17.11% for the reporting period.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
The fund’s underweight allocation to Russian bonds, coupled with its out-of-benchmark exposure to US corporate bonds and overweight allocation to Indian bonds, contributed to performance relative to the JPMorgan Emerging Markets Bond Index Global Diversified. The fund’s shorter duration(d) stance in the United States also benefited relative returns as interest rates generally increased during the reporting period. Bond selection within Russian issues further supported relative results.

Management Review - continued
Conversely, the fund’s underweight allocation to Chinese corporate bonds weighed on relative results. Yield curve(y) positioning along the euro curve further detracted from relative returns.
Respectfully,
Portfolio Manager(s)
Neeraj Arora, Ward Brown, and Matt Ryan
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 7/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 7/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	3/17/98	(18.10)%	(0.63)%	1.56%
B	5/31/02	(18.71)%	(1.38)%	0.80%
C	5/31/02	(18.74)%	(1.38)%	0.79%
I	3/17/98	(17.90)%	(0.40)%	1.80%
R1	12/01/08	(18.71)%	(1.38)%	0.80%
R2	12/01/08	(18.31)%	(0.90)%	1.30%
R3	12/01/08	(18.10)%	(0.65)%	1.55%
R4	12/01/08	(17.89)%	(0.40)%	1.80%
R6	5/01/06	(17.82)%	(0.31)%	1.90%
Comparative benchmark(s)
JPMorgan Emerging Markets Bond Index Global Diversified (f)(y)	(19.28)%	(0.79)%	2.13%
JPMorgan Emerging Markets Bond Index Global (f)	(17.11)%	(0.51)%	1.97%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(21.58)%	(1.49)%	1.12%
B With CDSC (Declining over six years from 4% to 0%) (v)	(21.84)%	(1.71)%	0.80%
C With CDSC (1% for 12 months) (v)	(19.52)%	(1.38)%	0.79%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(y)	Effective January 1, 2022, JPMorgan Emerging Markets Bond Index Global Diversified replaced the JPMorgan Emerging Markets Bond Index Global as the primary fund benchmark. The fund's investment adviser believes JPMorgan Emerging Markets Bond Index Global Diversified better reflects the investment policies and strategies of the fund.
Benchmark Definition(s)
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
JPMorgan Emerging Markets Bond Index Global Diversified – tracks the total returns of USD-denominated debt instruments issued by emerging markets, sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index, which is a uniquely-weighted version of the EMBI Global Index, limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding.

Performance Summary  - continued
It is not possible to invest directly in an index.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2022 through July 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2022 through July 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/22	Ending Account Value 7/31/22	Expenses Paid During Period (p) 2/01/22-7/31/22
A	Actual	1.06%	$1,000.00	$857.67	$4.88
	Hypothetical (h)	1.06%	$1,000.00	$1,019.54	$5.31
B	Actual	1.81%	$1,000.00	$854.33	$8.32
	Hypothetical (h)	1.81%	$1,000.00	$1,015.82	$9.05
C	Actual	1.81%	$1,000.00	$854.10	$8.32
	Hypothetical (h)	1.81%	$1,000.00	$1,015.82	$9.05
I	Actual	0.81%	$1,000.00	$858.31	$3.73
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06
R1	Actual	1.81%	$1,000.00	$854.33	$8.32
	Hypothetical (h)	1.81%	$1,000.00	$1,015.82	$9.05
R2	Actual	1.31%	$1,000.00	$855.82	$6.03
	Hypothetical (h)	1.31%	$1,000.00	$1,018.30	$6.56
R3	Actual	1.06%	$1,000.00	$857.07	$4.88
	Hypothetical (h)	1.06%	$1,000.00	$1,019.54	$5.31
R4	Actual	0.81%	$1,000.00	$858.17	$3.73
	Hypothetical (h)	0.81%	$1,000.00	$1,020.78	$4.06
R6	Actual	0.69%	$1,000.00	$858.49	$3.18
	Hypothetical (h)	0.69%	$1,000.00	$1,021.37	$3.46
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
7/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.
Issuer		Shares/Par	Value ($)
Bonds – 90.5%
Angola – 1.5%
Republic of Angola, 8%, 11/26/2029 (n)		$1,188,000	$950,535
Republic of Angola, 8%, 11/26/2029		17,171,000	13,738,758
Republic of Angola, 8.75%, 4/14/2032 (n)		29,459,000	23,786,964
Republic of Angola, 9.375%, 5/08/2048 (n)		500,000	385,518
Republic of Angola, 9.375%, 5/08/2048		16,253,000	12,531,648
Republic of Angola, 9.125%, 11/26/2049 (n)		391,000	298,138
Republic of Angola, 9.125%, 11/26/2049		71,120,000	54,229,000
			$105,920,561
Argentina – 1.2%
Province of Santa Fe, 7%, 3/23/2023 (n)		$4,504,000	$4,098,640
Province of Santa Fe, 7%, 3/23/2023		75,000	68,250
Republic of Argentina, 0.5%, 7/09/2030		12,521,548	2,946,432
Republic of Argentina, 3.875%, 1/09/2038		150,891,000	42,334,094
Republic of Argentina, 3.5%, 7/09/2041		146,915,000	38,482,452
			$87,929,868
Azerbaijan – 1.3%
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)		$4,082,000	$4,276,728
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		47,174,000	49,424,388
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		35,639,000	34,569,830
			$88,270,946
Benin – 0.2%
Republic of Benin, 4.875%, 1/19/2032	EUR	8,802,000	$6,333,061
Republic of Benin, 4.875%, 1/19/2032 (n)		7,911,000	5,691,985
Republic of Benin, 6.875%, 1/19/2052 (n)		4,952,000	3,328,542
Republic of Benin, 6.875%, 1/19/2052		2,300,000	1,545,971
			$16,899,559
Bermuda – 0.7%
Government of Bermuda, 2.375%, 8/20/2030 (n)		$16,826,000	$14,563,724
Government of Bermuda, 2.375%, 8/20/2030		8,133,000	7,039,509
Government of Bermuda, 5%, 7/15/2032 (n)		10,133,000	10,490,818
Government of Bermuda, 3.375%, 8/20/2050 (n)		16,084,000	12,262,354
Government of Bermuda, 3.375%, 8/20/2050		2,300,000	1,753,507
			$46,109,912

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brazil – 2.3%
Acu Petroleo Luxembourg S.à r.l., 7.5%, 1/13/2032		$17,444,000	$14,565,740
Acu Petroleo Luxembourg S.à r.l., 7.5%, 1/13/2032 (n)		8,769,000	7,322,115
Aegea Finance S.à r.l., 6.75%, 5/20/2029 (n)		20,618,000	19,999,460
CSN Inova Ventures, 6.75%, 1/28/2028		11,883,000	11,066,044
Ero Copper Corp., 6.5%, 2/15/2030 (n)		14,609,000	10,335,875
Federative Republic of Brazil, 3.75%, 9/12/2031		9,036,000	7,956,111
Federative Republic of Brazil, 4.75%, 1/14/2050		16,267,000	12,215,969
FS Luxembourg S.à r.l., 10%, 12/15/2025		4,735,000	4,839,525
Hidrovias International Finance S.à r.l., 4.95%, 2/08/2031		13,200,000	10,448,494
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031 (n)		15,714,000	12,587,071
MV24 Capital B.V., 6.748%, 6/01/2034		18,331,785	16,850,943
Natura & Co. Luxembourg Holdings S.à r.l., 6%, 4/19/2029 (n)		13,338,000	12,356,723
Nexa Resources S.A., 5.375%, 5/04/2027		3,770,000	3,585,767
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		16,485,000	15,825,583
TerraForm Global Operating LLC, 6.125%, 3/01/2026		1,392,000	1,336,319
			$161,291,739
Bulgaria – 0.4%
Bulgarian Energy Holdings, 2.45%, 7/22/2028	EUR	25,617,000	$20,937,623
ContourGlobal Power Holdings S.A., 3.125%, 1/01/2028 (n)		6,782,000	5,486,315
ContourGlobal Power Holdings S.A., 3.125%, 1/01/2028		2,300,000	1,860,590
			$28,284,528
Cameroon – 0.2%
Republic of Cameroon, 5.95%, 7/07/2032	EUR	16,031,000	$10,965,935
Chile – 3.0%
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)		$4,109,000	$3,500,868
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079		14,919,000	12,710,988
Agrosuper S.A., 4.6%, 1/20/2032 (n)		8,507,000	7,379,823
Alfa Desarrollo S.p.A., 4.55%, 9/27/2051 (n)		13,396,784	9,645,685
Antofagasta PLC, 5.625%, 5/13/2032 (z)		14,644,000	14,497,560
Banco del Estado de Chile, 2.704%, 1/09/2025 (n)		13,034,000	12,338,264
Banco del Estado de Chile, 2.704%, 1/09/2025		11,598,000	10,978,916
Chile Electricity PEC S.p.A., 0%, 1/25/2028		9,915,000	6,891,020
Compania Cervecerias Unidas S.A., 3.35%, 1/19/2032 (n)		19,717,000	17,153,790
Compania Cervecerias Unidas S.A., 3.35%, 1/19/2032		6,296,000	5,477,520
E.CL S.A., 4.5%, 1/29/2025		12,332,000	11,962,040
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026		8,860,000	8,217,650

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Chile – continued
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029 (n)	$4,892,000	$4,635,170
Empresa Nacional del Petroleo (Republic of Chile), 5.25%, 11/06/2029	1,300,000	1,231,750
Empresa Nacional del Petroleo (Republic of Chile), 3.45%, 9/16/2031 (n)	18,039,000	14,656,687
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)	2,831,000	2,746,070
ENGIE Energía Chile S.A., 3.4%, 1/28/2030 (n)	15,582,000	12,855,150
ENGIE Energía Chile S.A., 3.4%, 1/28/2030	8,800,000	7,260,000
Mercury Chile Holdco LLC, 6.5%, 1/24/2027 (n)	16,453,000	14,435,862
Transelec S.A., 4.625%, 7/26/2023 (n)	11,157,000	11,129,108
Transelec S.A., 3.875%, 1/12/2029	5,077,000	4,677,186
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)	6,307,000	4,598,668
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028	10,286,000	7,499,905
VTR Finance N.V., 6.375%, 7/15/2028 (n)	7,102,000	4,284,945
VTR Finance N.V., 6.375%, 7/15/2028	5,600,000	3,378,723
		$214,143,348
China – 3.4%
CCBL (Cayman) 1 Corp. Ltd., 3.5%, 5/16/2024	$17,494,000	$17,368,148
China Construction Bank Corp., Hong Kong Branch, 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029	18,499,000	18,571,451
China Development Bank Financial Leasing Co. Ltd., 2.875% to 9/28/2025, FLR (CMT - 1yr. + 2.75%) to 9/28/2030	17,970,000	17,089,829
China Southern Power Grid Co. Ltd., 3.5%, 5/08/2027	15,325,000	15,296,955
China Southern Power Grid Co. Ltd., 4.25%, 9/18/2028	7,351,000	7,589,099
ENN Clean Energy International Investment Ltd., 3.375%, 5/12/2026 (n)	12,935,000	10,933,852
Huarong Finance 2017 Co. Ltd. (People's Republic of China), 4.75%, 4/27/2027	4,137,000	3,506,108
Huarong Finance 2019 Co. Ltd. (People's Republic of China), 3.75%, 5/29/2024	12,550,000	11,484,321
Huarong Finance 2019 Co. Ltd. (People's Republic of China), 3.25%, 11/13/2024	12,954,000	11,529,060
Meituan, 2.125%, 10/28/2025 (n)	9,541,000	8,413,075
Meituan, 2.125%, 10/28/2025	2,700,000	2,380,810
Meituan, 3.05%, 10/28/2030 (n)	17,044,000	12,298,479
Meituan, 3.05%, 10/28/2030	2,500,000	1,803,931
Prosus N.V., 3.061%, 7/13/2031 (n)	17,337,000	13,543,919
Prosus N.V., 4.193%, 1/19/2032 (n)	12,110,000	10,285,613
Prosus N.V., 4.027%, 8/03/2050 (n)	13,132,000	9,018,130
Prosus N.V., 4.027%, 8/03/2050	3,100,000	2,128,861
Shimao Group Holdings Ltd., 5.6%, 7/15/2026 (a)	10,325,000	955,063

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
China – continued
Shimao Group Holdings Ltd., 5.2%, 1/16/2027 (a)		$10,243,000	$847,155
Shimao Group Holdings Ltd., 3.45%, 1/11/2031 (a)		9,838,000	742,769
State Grid Overseas Investment (2016) Ltd. (People's Republic of China), 3.5%, 5/04/2027 (n)		212,000	212,513
State Grid Overseas Investment (2016) Ltd. (People's Republic of China), 3.5%, 5/04/2027		50,542,000	50,664,312
Sunac China Holdings Ltd., 7.95%, 10/11/2023 (a)(d)		2,854,000	356,750
Sunac China Holdings Ltd., 7.5%, 2/01/2024 (a)		15,115,000	1,700,438
Sunac China Holdings Ltd., 6.5%, 1/10/2025 (a)		7,626,000	857,925
Times China Holdings Ltd., 6.75%, 7/08/2025		9,100,000	950,558
Times China Holdings Ltd., 6.2%, 3/22/2026		9,800,000	882,000
Weibo Corp., 3.375%, 7/08/2030		10,420,000	8,568,684
			$239,979,808
Colombia – 1.2%
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031 (n)		$9,110,000	$7,453,893
Empresas Publicas de Medellin E.S.P., 4.375%, 2/15/2031 (n)		1,917,000	1,518,609
Empresas Publicas de Medellin E.S.P., 4.375%, 2/15/2031		2,700,000	2,138,886
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030 (n)		19,091,000	12,981,880
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030		1,000,000	680,000
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)		9,384,000	7,673,996
Republic of Colombia, 4.5%, 1/28/2026		3,606,000	3,455,181
Republic of Colombia, 3.125%, 4/15/2031		13,600,000	10,728,056
Republic of Colombia, 5.2%, 5/15/2049		9,648,000	7,110,906
Sierracol Energy Andina LLC, 6%, 6/15/2028 (n)		14,693,000	10,652,425
TermoCandelaria Power Ltd., 7.875%, 1/30/2029 (n)		17,882,300	15,863,965
TermoCandelaria Power Ltd., 7.875%, 1/30/2029		3,910,000	3,468,687
			$83,726,484
Costa Rica – 0.7%
Republic of Costa Rica, 7%, 4/04/2044		$26,513,000	$23,280,046
Republic of Costa Rica, 7.158%, 3/12/2045		28,783,000	25,609,706
			$48,889,752
Cote d'Ivoire – 1.0%
Republic of Cote d'Ivoire, 5.25%, 3/22/2030	EUR	15,982,000	$12,593,495
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)		25,563,000	19,372,916
Republic of Cote d'Ivoire, 4.875%, 1/30/2032		6,400,000	4,850,239
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)		16,957,000	12,566,217
Republic of Cote d'Ivoire, 6.875%, 10/17/2040		16,654,000	12,341,675
Republic of Cote d'Ivoire, 6.625%, 3/22/2048 (n)		7,040,000	5,001,404

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Cote d'Ivoire – continued
Republic of Cote d'Ivoire, 6.625%, 3/22/2048	EUR	2,200,000	$1,562,939
			$68,288,885
Czech Republic – 0.2%
PPF Telecom Group B.V., 3.25%, 9/29/2027	EUR	16,715,000	$15,145,602
Dominican Republic – 3.8%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		$20,083,000	$20,057,896
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)		6,099,000	6,091,376
Dominican Republic, 5.5%, 2/22/2029 (n)		23,127,000	21,426,883
Dominican Republic, 4.5%, 1/30/2030 (n)		8,378,000	7,233,412
Dominican Republic, 4.5%, 1/30/2030		600,000	518,029
Dominican Republic, 4.875%, 9/23/2032 (n)		29,609,000	24,900,791
Dominican Republic, 4.875%, 9/23/2032		12,700,000	10,680,538
Dominican Republic, 6%, 2/22/2033 (n)		28,133,000	25,506,504
Dominican Republic, 5.3%, 1/21/2041 (n)		17,240,000	13,459,449
Dominican Republic, 5.3%, 1/21/2041		12,400,000	9,680,810
Dominican Republic, 6.5%, 2/15/2048 (n)		1,821,000	1,515,799
Dominican Republic, 6.5%, 2/15/2048		18,962,000	15,783,950
Dominican Republic, 6.4%, 6/05/2049		20,102,000	16,460,986
Dominican Republic, 5.875%, 1/30/2060 (n)		32,915,000	24,930,764
Dominican Republic, 5.875%, 1/30/2060		73,203,000	55,446,049
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028 (n)		9,163,000	7,628,197
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028		11,200,000	9,324,000
			$270,645,433
Ecuador – 1.3%
Republic of Ecuador, 5.5%, 7/31/2030		$4,079,000	$2,411,451
Republic of Ecuador, 2.5%, 7/31/2035		101,262,000	45,792,283
Republic of Ecuador, 1.5%, 7/31/2040 (n)		6,986,161	2,859,174
Republic of Ecuador, 1.5%, 7/31/2040		97,709,000	39,988,631
			$91,051,539
Egypt – 2.3%
Arab Republic of Egypt, 5.8%, 9/30/2027 (n)		$16,307,000	$10,997,506
Arab Republic of Egypt, 6.588%, 2/21/2028 (n)		16,193,000	11,181,914
Arab Republic of Egypt, 7.6%, 3/01/2029		9,682,000	6,704,088
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	11,282,000	6,924,224
Arab Republic of Egypt, 6.375%, 4/11/2031		5,100,000	3,130,078
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		$7,316,000	4,594,887
Arab Republic of Egypt, 7.052%, 1/15/2032		8,761,000	5,502,434

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Egypt – continued
Arab Republic of Egypt, 7.625%, 5/29/2032 (n)	$11,081,000	$6,958,358
Arab Republic of Egypt, 7.625%, 5/29/2032	4,200,000	2,637,407
Arab Republic of Egypt, 8.5%, 1/31/2047 (n)	11,205,000	6,498,900
Arab Republic of Egypt, 8.5%, 1/31/2047	47,330,000	27,451,400
Arab Republic of Egypt, 7.903%, 2/21/2048	17,623,000	9,875,929
Arab Republic of Egypt, 8.7%, 3/01/2049 (n)	10,928,000	6,338,240
Arab Republic of Egypt, 8.7%, 3/01/2049	13,086,000	7,589,880
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)	11,162,000	6,586,227
Arab Republic of Egypt, 8.875%, 5/29/2050	12,048,000	7,109,019
Arab Republic of Egypt, 7.5%, 2/16/2061 (n)	25,342,000	14,126,138
Energean PLC, 6.5%, 4/30/2027 (n)	20,735,000	18,251,113
		$162,457,742
El Salvador – 0.1%
Republic of El Salvador, 7.65%, 6/15/2035	$5,693,000	$1,828,560
Republic of El Salvador, 7.124%, 1/20/2050	5,984,000	1,920,611
		$3,749,171
Gabon – 0.3%
Republic of Gabon, 7%, 11/24/2031 (n)	$11,900,000	$8,447,810
Republic of Gabon, 7%, 11/24/2031	13,091,000	9,293,301
		$17,741,111
Ghana – 0.5%
Republic of Ghana, 7.75%, 4/07/2029	$3,909,000	$1,836,214
Republic of Ghana, 10.75%, 10/14/2030	5,864,000	4,721,224
Republic of Ghana, 8.625%, 4/07/2034	17,211,000	7,572,840
Republic of Ghana, 7.875%, 2/11/2035	39,792,000	17,375,575
Republic of Ghana, 8.75%, 3/11/2061	4,612,000	1,996,073
		$33,501,926
Guatemala – 2.8%
Banco Industrial S.A., 4.875% to 1/29/2026, FLR (CMT - 5yr. + 4.442%) to 1/29/2031 (n)	$16,931,000	$15,653,217
Central America Bottling Co., 5.25%, 4/27/2029 (n)	28,802,000	27,243,236
CT Trust, 5.125%, 2/03/2032 (n)	17,701,000	15,821,508
Energuate Trust, 5.875%, 5/03/2027 (n)	7,365,000	7,011,699
Energuate Trust, 5.875%, 5/03/2027	19,650,000	18,707,385
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)	21,625,000	19,894,264
Republic of Guatemala, 4.875%, 2/13/2028	4,270,000	4,231,504
Republic of Guatemala, 4.9%, 6/01/2030	12,721,000	12,469,210
Republic of Guatemala, 3.7%, 10/07/2033 (n)	13,364,000	11,098,340
Republic of Guatemala, 4.65%, 10/07/2041 (n)	11,206,000	9,171,179
Republic of Guatemala, 4.65%, 10/07/2041	9,700,000	7,938,643

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Guatemala – continued
Republic of Guatemala, 6.125%, 6/01/2050 (n)		$10,352,000	$9,866,523
Republic of Guatemala, 6.125%, 6/01/2050		42,728,000	40,724,186
			$199,830,894
Hungary – 1.2%
MOL PLC, 1.5%, 10/08/2027	EUR	9,728,000	$8,293,811
MVM Energetika Zartkoruen Mukodo Reszvenytarsasag, 0.875%, 11/18/2027		18,800,000	14,725,981
Republic of Hungary, 5.25%, 6/16/2029 (n)		$25,684,000	26,005,050
Republic of Hungary, 5.5%, 6/16/2034 (n)		34,198,000	34,541,621
			$83,566,463
India – 5.0%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$14,783,000	$14,413,425
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024		6,100,000	5,947,500
Adani Ports & Special Economic Zone Ltd., 5%, 8/02/2041 (n)		12,605,000	9,873,124
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)		14,221,375	12,009,800
Adani Transmission Ltd., 4.25%, 5/21/2036		4,200,000	3,546,855
Azure Power Energy Ltd., 3.575%, 8/19/2026 (n)		8,388,045	7,318,569
Clean Renewable Power, 4.25%, 3/25/2027 (n)		13,729,800	11,004,012
Cliffton Ltd., 6.25%, 10/25/2025 (n)		19,244,000	17,088,672
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)		753,000	609,930
Delhi International Airport Ltd., 6.45%, 6/04/2029		3,400,000	2,754,000
Export-Import Bank of India, 3.25%, 1/15/2030		8,205,000	7,348,070
Export-Import Bank of India, 2.25%, 1/13/2031 (n)		32,390,000	26,505,112
Export-Import Bank of India, 2.25%, 1/13/2031		9,640,000	7,888,524
GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024 (n)		4,600,000	4,441,300
GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024		2,900,000	2,799,950
Greenko Dutch B.V. (Republic of India), 3.85%, 3/29/2026 (n)		14,987,470	13,109,540
Greenko Power II Ltd. (Republic of India), 4.3%, 12/13/2028 (n)		16,077,920	13,754,543
Greenko Wind Projects (Mauritius) Ltd., 5.5%, 4/06/2025 (n)		18,319,000	16,926,756
Indian Railway Finance Corp., 3.249%, 2/13/2030		5,800,000	5,088,420
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)		31,411,000	26,046,716
Indian Railway Finance Corp., 2.8%, 2/10/2031		14,093,000	11,686,236
Indian Railway Finance Corp., 3.57%, 1/21/2032 (n)		10,016,000	8,676,861
JSW Infrastructure Ltd., 4.95%, 1/21/2029 (n)		18,182,000	15,134,011
JSW Infrastructure Ltd., 4.95%, 1/21/2029		4,329,000	3,603,296
JSW Steel Ltd., 5.05%, 4/05/2032 (n)		13,380,000	10,479,859
Muthoot Finance Ltd., 6.125%, 10/31/2022 (n)		5,491,000	5,462,447
Muthoot Finance Ltd., 6.125%, 10/31/2022		1,600,000	1,591,680
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)		13,608,000	13,160,297

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
India – continued
Muthoot Finance Ltd., 4.4%, 9/02/2023		$9,200,000	$8,897,320
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030 (n)		9,324,000	8,349,115
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030		2,900,000	2,596,786
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)		24,637,000	20,223,703
Shriram Transport Finance Co. Ltd., 5.1%, 7/16/2023		16,919,000	16,432,623
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)		18,869,000	17,868,637
			$352,637,689
Indonesia – 4.9%
Bank Negara Indonesia, 3.75%, 3/30/2026		$22,554,000	$20,361,358
Listrindo Capital B.V., 4.95%, 9/14/2026 (n)		2,917,000	2,687,857
Listrindo Capital B.V., 4.95%, 9/14/2026		17,762,000	16,366,717
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		2,738,000	2,410,809
Medco Bell Pte. Ltd., 6.375%, 1/30/2027		8,915,000	7,849,657
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028 (n)		17,748,000	15,272,154
Perusahaan Penerbit SBSN Indonesia III, 2.8%, 6/23/2030 (n)		9,056,000	8,209,264
PT Freeport Indonesia, 5.315%, 4/14/2032 (n)		20,666,000	19,322,710
PT Freeport Indonesia, 6.2%, 4/14/2052 (n)		20,702,000	18,298,463
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031		11,922,000	10,018,993
PT Indofood CBP Sukses Makmur Tbk, 3.541%, 4/27/2032		11,788,000	9,638,697
PT Indofood CBP Sukses Makmur Tbk, 4.805%, 4/27/2052		22,914,000	16,592,750
PT Indonesia Asahan Aluminium (Persero), 5.8%, 5/15/2050 (n)		4,003,000	3,506,228
PT Pertamina (Persero) (Republic of Indonesia), 5.625%, 5/20/2043		7,385,000	7,064,391
PT Pertamina (Persero) (Republic of Indonesia), 6.5%, 11/07/2048		4,936,000	5,101,644
PT Pertamina (Persero) (Republic of Indonesia), 4.15%, 2/25/2060		3,363,000	2,567,328
PT Perusahaan Listrik Negara (Republic of Indonesia), 4.875%, 7/17/2049 (n)		6,353,000	5,253,296
PT Perusahaan Listrik Negara (Republic of Indonesia), 4.875%, 7/17/2049		2,500,000	2,067,250
Republic of Indonesia, 4.125%, 1/15/2025		10,821,000	10,887,116
Republic of Indonesia, 4.4%, 6/06/2027 (n)		18,675,000	19,095,187
Republic of Indonesia, 3.4%, 9/18/2029		10,343,000	9,907,948
Republic of Indonesia, 3.55%, 3/31/2032		13,622,000	13,252,934
Republic of Indonesia, 4.7%, 6/06/2032 (n)		9,254,000	9,575,198
Republic of Indonesia, 1.1%, 3/12/2033	EUR	15,150,000	11,440,145
Republic of Indonesia, 4.625%, 4/15/2043		$30,428,000	28,898,452
Republic of Indonesia, 5.125%, 1/15/2045		7,936,000	7,960,972
Republic of Indonesia, 4.35%, 1/11/2048		40,748,000	37,521,534

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Indonesia – continued
Saka Energi Indonesia PT, 4.45%, 5/05/2024 (n)	$1,794,000	$1,628,504
Star Energy Geothermal (Salak-Darajat) B.V., 4.85%, 10/14/2038 (n)	2,730,000	2,335,515
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)	9,955,493	9,450,452
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033	8,604,619	8,168,109
		$342,711,632
Israel – 1.6%
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)	$25,422,000	$21,868,818
Bank Leumi le-Israel B.M., 5.125%, 7/27/2027 (n)	11,781,000	11,971,781
Bank Leumi le-Israel B.M., 3.275%, 1/29/2031 (n)	4,522,000	4,047,190
Energean Israel Finance Ltd., 4.875%, 3/30/2026	18,200,000	16,680,300
Energean Israel Finance Ltd., 5.375%, 3/30/2028	8,528,000	7,514,021
Israel Electric Corp. Ltd., 3.75%, 2/22/2032 (n)	16,076,000	14,811,655
Leviathan Bond Ltd., 6.125%, 6/30/2025 (n)	14,448,000	14,180,712
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)	20,105,000	18,933,763
		$110,008,240
Jamaica – 0.1%
Government of Jamaica, 7.875%, 7/28/2045	$3,958,000	$4,386,317
Jordan – 1.1%
Hashemite Kingdom of Jordan, 7.75%, 1/15/2028 (n)	$19,353,000	$18,836,855
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030 (n)	23,374,000	19,753,367
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030	11,076,000	9,360,328
Hashemite Kingdom of Jordan, 7.375%, 10/10/2047	38,861,000	31,095,018
		$79,045,568
Kazakhstan – 1.5%
Development Bank of Kazakhstan JSC, 4.125%, 12/10/2022	$25,475,000	$25,358,643
Development Bank of Kazakhstan JSC, 5.75%, 5/12/2025 (n)	2,300,000	2,283,670
Development Bank of Kazakhstan JSC, 2.95%, 5/06/2031	6,951,000	5,151,733
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.375%, 4/24/2030 (n)	5,565,000	5,102,113
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.75%, 4/19/2047	7,938,000	6,290,865
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048 (n)	2,262,000	1,879,835
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048	2,933,000	2,437,470
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027	6,227,000	5,457,965
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)	1,022,000	856,794

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Kazakhstan – continued
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026	$39,268,000	$32,920,328
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)	17,832,000	13,017,360
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030	4,000,000	2,920,000
		$103,676,776
Kenya – 0.4%
Republic of Kenya, 7%, 5/22/2027	$12,941,000	$9,641,045
Republic of Kenya, 8%, 5/22/2032	11,914,000	8,372,445
Republic of Kenya, 8.25%, 2/28/2048	11,636,000	7,328,818
		$25,342,308
Kuwait – 0.6%
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026	$11,486,000	$11,329,285
EQUATE Petrochemical B.V. (State of Kuwait), 2.625%, 4/28/2028 (n)	8,510,000	7,626,458
MEGlobal Canada ULC (State of Kuwait), 5.875%, 5/18/2030 (n)	6,313,000	6,657,222
NBK SPC Ltd. (State of Kuwait), 1.625% to 9/15/2026, FLR (SOFR - 1 day + 1.05%) to 9/15/2027 (n)	21,197,000	19,048,684
		$44,661,649
Macau – 0.2%
Industrial & Commercial Bank of China Macau, 2.875% to 9/12/2024, FLR (CMT - 5yr. + 1.65%) to 9/12/2029	$13,527,000	$13,203,353
Malaysia – 1.1%
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031	$35,628,000	$29,545,374
GENM Capital Labuan Ltd., 3.882%, 4/19/2031 (n)	20,797,000	15,926,148
PETRONAS Capital Ltd. (Federation of Malaysia), 3.5%, 4/21/2030 (n)	8,174,000	7,929,182
PETRONAS Capital Ltd. (Federation of Malaysia), 3.404%, 4/28/2061	27,360,000	20,859,430
		$74,260,134
Mexico – 7.5%
Becle S.A.B. de C.V., 2.5%, 10/14/2031	$21,377,000	$17,862,410
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)	3,254,000	3,302,810
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027	1,600,000	1,624,000
CEMEX S.A.B. de C.V., 3.875%, 7/11/2031 (n)	12,365,000	9,922,912
Comision Federal de Electricidad (United Mexican States), 4.688%, 5/15/2029 (n)	16,292,000	14,907,180
Comision Federal de Electricidad (United Mexican States), 3.875%, 7/26/2033 (n)	18,771,000	14,782,162
Electricidad Firme de Mexico, 4.9%, 11/20/2026 (n)	17,623,000	13,856,290

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Mexico – continued
GCC S.A.B de C.V., 3.614%, 4/20/2032 (n)		$18,424,000	$15,395,291
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)		18,002,000	13,639,895
Grupo Bimbo S.A.B. de C.V., 5.95%, 4/17/2059		20,233,000	20,067,089
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)		7,863,000	7,273,039
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027		12,649,000	11,699,946
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048 (n)		10,897,000	7,865,019
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048		14,716,000	10,621,420
Petroleos Mexicanos, 6.49%, 1/23/2027		13,315,000	12,090,020
Petroleos Mexicanos, 8.75%, 6/02/2029 (n)		15,668,000	14,751,422
Petroleos Mexicanos, 6.84%, 1/23/2030		26,351,000	22,395,451
Petroleos Mexicanos, 5.95%, 1/28/2031		44,095,000	34,228,744
Petroleos Mexicanos, 6.7%, 2/16/2032		46,323,000	37,104,723
Petroleos Mexicanos, 6.5%, 6/02/2041		11,642,000	7,899,486
Petroleos Mexicanos, 6.75%, 9/21/2047		67,636,000	46,187,272
Petroleos Mexicanos, 7.69%, 1/23/2050		80,499,000	58,663,646
Petroleos Mexicanos, 6.95%, 1/28/2060		51,211,000	34,451,094
Total Play Telecomunicaciones S.A. de C.V., 6.375%, 9/20/2028 (n)		22,292,000	17,460,878
United Mexican States, 5.75%, 3/05/2026	MXN	188,400,000	8,369,062
United Mexican States, 7.75%, 5/29/2031		151,500,000	7,012,974
United Mexican States, 1.45%, 10/25/2033	EUR	10,204,000	7,558,936
United Mexican States, 3.5%, 2/12/2034		$19,520,000	16,941,932
United Mexican States, 4.5%, 1/31/2050		30,791,000	25,314,226
United Mexican States, 4.4%, 2/12/2052		13,566,000	10,803,705
			$524,053,034
Morocco – 0.8%
Kingdom of Morocco, 4.25%, 12/11/2022		$7,911,000	$7,891,982
Kingdom of Morocco, 3%, 12/15/2032		9,450,000	7,472,984
Kingdom of Morocco, 4%, 12/15/2050 (n)		2,748,000	1,848,030
Kingdom of Morocco, 4%, 12/15/2050		3,099,000	2,084,078
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		8,073,000	6,533,931
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044		12,863,000	10,978,313
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 6.875%, 4/25/2044 (n)		1,559,000	1,330,575
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		17,682,000	12,420,049

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Morocco – continued
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051	$11,485,000	$8,067,202
		$58,627,144
Nigeria – 0.9%
Federal Republic of Nigeria, 6.125%, 9/28/2028 (n)	$14,582,000	$10,432,896
Federal Republic of Nigeria, 7.875%, 2/16/2032	24,873,000	17,784,195
Federal Republic of Nigeria, 7.375%, 9/28/2033 (n)	25,038,000	16,588,176
Federal Republic of Nigeria, 7.696%, 2/23/2038 (n)	336,000	213,427
Federal Republic of Nigeria, 7.696%, 2/23/2038	34,100,000	21,660,320
		$66,679,014
Oman – 3.1%
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)	$15,930,000	$14,854,725
Sultanate of Oman, 6%, 8/01/2029	15,529,000	15,490,674
Sultanate of Oman, 6.25%, 1/25/2031 (n)	4,793,000	4,769,035
Sultanate of Oman, 6.25%, 1/25/2031	20,533,000	20,430,335
Sultanate of Oman, 6.5%, 3/08/2047	22,566,000	19,476,218
Sultanate of Oman, 6.75%, 1/17/2048 (n)	200,000	177,012
Sultanate of Oman, 6.75%, 1/17/2048	90,921,000	80,470,540
Sultanate of Oman, 7%, 1/25/2051 (n)	17,243,000	15,541,599
Sultanate of Oman, 7%, 1/25/2051	52,951,000	47,726,219
		$218,936,357
Pakistan – 0.4%
Islamic Republic of Pakistan, 6%, 4/08/2026 (n)	$13,555,000	$7,048,600
Islamic Republic of Pakistan, 6.875%, 12/05/2027	8,300,000	4,233,000
Islamic Republic of Pakistan, 7.375%, 4/08/2031	25,126,000	12,468,526
Islamic Republic of Pakistan, 8.875%, 4/08/2051 (n)	5,978,000	2,749,880
Islamic Republic of Pakistan, 8.875%, 4/08/2051	3,807,000	1,751,220
		$28,251,226
Panama – 1.8%
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 5.125%, 8/11/2061 (n)	$13,463,000	$11,152,742
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 5.125%, 8/11/2061	4,861,000	4,026,850
AES Panama Generation Holdings SRL, 4.375%, 5/31/2030 (n)	20,346,000	16,683,720
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)	11,829,000	11,820,085
Autoridad del Canal de Panama, 4.95%, 7/29/2035	5,145,000	5,141,122
Banco General S.A., 5.25% to 5/07/2031, FLR (CMT - 10yr. + 3.665%) to 5/07/2071 (n)	6,440,000	5,766,881
Cable Onda S.A., 4.5%, 1/30/2030 (n)	8,874,000	7,861,299

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Panama – continued
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)	$7,621,000	$6,282,785
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049	7,400,000	6,100,592
Panama Canal Railway Co., 7%, 11/01/2026	2,697,390	2,783,132
Panama Canal Railway Co., 7%, 11/01/2026 (n)	535,350	552,367
Republic of Panama, 3.75%, 4/17/2026	4,966,000	4,879,095
Republic of Panama, 3.362%, 6/30/2031 (n)	20,629,000	18,122,577
Republic of Panama, 3.298%, 1/19/2033	3,289,000	2,852,727
Republic of Panama, 4.5%, 1/19/2063	31,906,000	25,201,479
		$129,227,453
Paraguay – 2.3%
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025 (n)	$14,752,000	$12,778,920
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025	2,000,000	1,732,500
Republic of Paraguay, 5%, 4/15/2026	4,243,000	4,356,645
Republic of Paraguay, 4.95%, 4/28/2031 (n)	6,672,000	6,601,104
Republic of Paraguay, 4.95%, 4/28/2031	14,074,000	13,924,451
Republic of Paraguay, 3.849%, 6/28/2033 (n)	18,456,000	16,751,450
Republic of Paraguay, 6.1%, 8/11/2044	15,459,000	14,776,195
Republic of Paraguay, 5.6%, 3/13/2048 (n)	7,488,000	6,625,682
Republic of Paraguay, 5.6%, 3/13/2048	38,108,000	33,719,483
Republic of Paraguay, 5.4%, 3/30/2050 (n)	2,656,000	2,299,488
Republic of Paraguay, 5.4%, 3/30/2050	38,713,000	33,516,599
Telefonica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)	3,483,000	3,318,881
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027	8,397,000	8,001,333
		$158,402,731
Peru – 1.2%
Consorcio Transmantaro S.A. (Republic of Peru), 5.2%, 4/11/2038 (n)	$11,522,000	$10,599,779
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/2023	12,928,000	12,863,360
IIRSA Norte Finance Ltd. (Republic of Peru), 8.75%, 5/30/2024	482,747	498,436
IIRSA Norte Finance Ltd. (Republic of Peru), 8.75%, 5/30/2024 (n)	29,387	30,342
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)	19,044,000	17,627,344
Inkia Energy Ltd., 5.875%, 11/09/2027	3,050,000	2,823,115
Minsur S.A., 4.5%, 10/28/2031 (n)	5,708,000	4,815,954
Peru LNG, 5.375%, 3/22/2030	17,905,000	14,949,959
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)	23,385,000	19,413,051
Volcan Compañía Minera S.A.A., 4.375%, 2/11/2026	2,318,000	2,028,250
		$85,649,590

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Philippines – 1.0%
ICTSI Treasury B.V., 3.5%, 11/16/2031		$17,572,000	$14,312,778
Republic of Philippines, 3.556%, 9/29/2032		18,075,000	17,603,735
Republic of Philippines, 1.2%, 4/28/2033	EUR	9,955,000	7,872,909
Republic of Philippines, 1.75%, 4/28/2041		17,248,000	12,454,403
Republic of Philippines, 4.2%, 3/29/2047		$19,031,000	17,485,683
			$69,729,508
Poland – 0.5%
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		$11,099,000	$9,958,023
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025		800,000	717,760
Can-Pack S.A./Eastern PA Land Investment Holding LLC, 3.875%, 11/15/2029 (n)		15,969,000	13,153,752
Synthos S.A., 2.5%, 6/07/2028 (n)	EUR	16,571,000	13,549,108
Synthos S.A., 2.5%, 6/07/2028		600,000	490,584
			$37,869,227
Qatar – 2.8%
ABQ Finance Ltd., 2%, 7/06/2026		$18,856,000	$17,309,808
CBQ Finance Ltd. Co., 2%, 5/12/2026		13,000,000	11,963,803
Commercial Bank P.S.Q.C., 4.5% to 9/03/2026, FLR (CMT - 5yr. + 3.874%) to 9/03/2169		24,784,000	22,133,103
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031 (n)		20,025,000	18,013,529
Qatar Petroleum, 2.25%, 7/12/2031 (n)		19,025,000	16,907,023
Qatar Petroleum, 3.125%, 7/12/2041		12,637,000	10,677,507
Qatar Petroleum, 3.3%, 7/12/2051 (n)		14,039,000	11,758,786
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		16,078,000	15,255,450
State of Qatar, 4.625%, 6/02/2046		4,000,000	4,215,064
State of Qatar, 5.103%, 4/23/2048 (n)		13,659,000	15,127,506
State of Qatar, 5.103%, 4/23/2048		7,818,000	8,658,529
State of Qatar, 4.817%, 3/14/2049 (n)		19,561,000	20,892,791
State of Qatar, 4.817%, 3/14/2049		21,800,000	23,284,231
			$196,197,130
Republic of Moldova – 0.2%
Aragvi Finance International DAC, 8.45%, 4/29/2026 (n)		$17,038,000	$12,234,988
Aragvi Finance International DAC, 8.45%, 4/29/2026		1,800,000	1,292,580
			$13,527,568

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Romania – 1.1%
Republic of Romania, 5.25%, 11/25/2027 (n)		$20,934,000	$20,696,399
Republic of Romania, 1.75%, 7/13/2030 (n)	EUR	20,524,000	15,627,528
Republic of Romania, 2%, 1/28/2032		4,781,000	3,554,352
Republic of Romania, 2%, 1/28/2032 (n)		7,736,000	5,751,196
Republic of Romania, 2%, 4/14/2033		12,483,000	8,919,902
Republic of Romania, 6%, 5/25/2034 (n)		$11,938,000	11,547,413
Republic of Romania, 2.625%, 12/02/2040 (n)	EUR	6,679,000	4,328,115
Republic of Romania, 2.625%, 12/02/2040		3,600,000	2,332,866
Republic of Romania, 2.75%, 4/14/2041 (n)		11,765,000	7,627,760
			$80,385,531
Russia – 0.5%
Gazprom PJSC (Russian Federation), 4.95%, 2/06/2028		$3,702,000	$1,480,800
Gazprom PJSC (Russian Federation), 1.85%, 11/17/2028 (n)	EUR	16,371,000	6,358,151
Gazprom PJSC (Russian Federation), 3.25%, 2/25/2030 (n)		$7,452,000	3,055,320
Gazprom PJSC (Russian Federation), 3.25%, 2/25/2030		2,200,000	902,000
Russian Federation, 4.75%, 5/27/2026 (a)		4,200,000	1,638,000
Russian Federation, 4.25%, 6/23/2027 (a)		31,400,000	12,246,000
Russian Federation, 4.25%, 6/23/2027 (a)(z)		400,000	156,000
Russian Federation, 5.1%, 3/28/2035 (a)		6,200,000	3,038,000
Russian Federation, 5.1%, 3/28/2035 (a)(z)		13,400,000	6,566,000
			$35,440,271
Rwanda – 0.0%
Republic of Rwanda, 5.5%, 8/09/2031 (n)		$2,756,000	$2,016,703
Saudi Arabia – 3.5%
Arabian Centres Sukuk II Ltd., 5.625%, 10/07/2026 (n)		$20,738,000	$18,601,986
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/2023		8,675,000	8,676,041
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		27,031,000	25,517,264
Kingdom of Saudi Arabia, 2.25%, 2/02/2033 (n)		30,063,000	26,454,899
Kingdom of Saudi Arabia, 4.625%, 10/04/2047		46,229,000	45,003,099
Kingdom of Saudi Arabia, 5.25%, 1/16/2050 (n)		10,884,000	11,616,842
Kingdom of Saudi Arabia, 5.25%, 1/16/2050		4,700,000	5,016,460
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)		21,035,000	16,799,224
SA Global Sukuk Ltd. (Kingdom of Saudi Arabia), 2.694%, 6/17/2031 (n)		8,412,000	7,666,529
Saudi Arabian Oil Co., 3.5%, 4/16/2029		11,381,000	11,132,917
Saudi Arabian Oil Co., 2.25%, 11/24/2030 (n)		12,337,000	10,903,317
Saudi Arabian Oil Co., 4.25%, 4/16/2039 (n)		3,926,000	3,788,590
Saudi Arabian Oil Co., 3.5%, 11/24/2070		19,081,000	14,681,875
Saudi Aramco (Kingdom of Saudi Arabia), 4.5%, 4/17/2030		4,820,000	5,099,560
Saudi Aramco (Kingdom of Saudi Arabia), 4.5%, 10/26/2046		36,893,000	35,601,745
			$246,560,348

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Senegal – 0.3%
Republic of Senegal, 6.25%, 5/23/2033		$19,026,000	$15,197,969
Republic of Senegal, 6.75%, 3/13/2048		6,642,000	4,689,385
			$19,887,354
Serbia – 0.5%
Republic of Serbia, 3.125%, 5/15/2027 (n)	EUR	12,119,000	$11,218,200
Republic of Serbia, 3.125%, 5/15/2027		4,668,000	4,321,029
Republic of Serbia, 1.5%, 6/26/2029		7,566,000	5,842,925
Republic of Serbia, 2.05%, 9/23/2036 (n)		14,460,000	9,155,786
Republic of Serbia, 2.05%, 9/23/2036		8,100,000	5,128,760
			$35,666,700
Singapore – 1.0%
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030 (n)		$8,196,000	$7,541,222
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030		2,040,000	1,877,024
Oversea-Chinese Banking Corp. Ltd., 4.602% to 6/15/2027, FLR (CMT - 5yr. + 1.575%) to 6/15/2032		10,330,000	10,340,227
Puma International Financing S.A., 5%, 1/24/2026		16,956,000	14,477,033
Puma International Financing S.A., 5%, 1/24/2026 (n)		8,960,000	7,650,048
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)		21,269,000	19,298,539
United Overseas Bank Ltd., 3.863%, 10/07/2032 (n)		11,668,000	11,298,821
			$72,482,914
Slovenia – 0.2%
United Group B.V., 3.125%, 2/15/2026	EUR	6,062,000	$5,173,381
United Group B.V., 3.625%, 2/15/2028		7,138,000	5,675,814
United Group B.V., 4.625%, 8/15/2028 (n)		5,209,000	4,278,038
			$15,127,233
South Africa – 2.3%
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		$29,834,000	$27,733,687
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		11,192,000	10,634,638
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		10,600,000	10,072,120
Petra Diamonds US$ Treasury PLC, 10.5% PIK to 12/31/2022, 10.5% PIK/9.75% Cash to 6/30/2023, 9.75% Cash to 3/08/2026 (n)(p)		9,100,928	8,736,891
Republic of South Africa, 5.875%, 4/20/2032		15,602,000	14,445,361
Republic of South Africa, 5.75%, 9/30/2049		44,285,000	33,593,715

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
South Africa – continued
Republic of South Africa, 7.3%, 4/20/2052	$27,586,000	$24,066,468
Sasol Financing (USA) LLC, 4.375%, 9/18/2026	13,097,000	11,869,811
Sasol Financing (USA) LLC, 5.5%, 3/18/2031	24,124,000	19,673,122
		$160,825,813
Sri Lanka – 0.2%
Republic of Sri Lanka, 7.85%, 3/14/2029 (a)(n)	$3,554,000	$1,055,733
Republic of Sri Lanka, 7.85%, 3/14/2029	12,814,000	3,806,461
Republic of Sri Lanka, 7.55%, 3/28/2030 (a)(n)	3,761,000	1,104,849
Republic of Sri Lanka, 7.55%, 3/28/2030	16,812,000	4,938,772
		$10,905,815
Supranational – 0.1%
West African Development Bank, 4.7%, 10/22/2031	$1,621,000	$1,329,220
West African Development Bank, 4.7%, 10/22/2031 (n)	5,492,000	4,503,440
		$5,832,660
Taiwan – 0.1%
TSMC Global Ltd., 4.625%, 7/22/2032 (n)	$5,990,000	$6,171,481
Thailand – 0.7%
Bangkok Bank Public Co. Ltd., 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034	$12,626,000	$11,138,405
Bangkok Bank Public Co. Ltd., 3.466% to 9/23/2031, FLR (CMT - 5yr. + 2.15%) to 9/23/2036 (n)	27,357,000	23,474,768
GC Treasury Center Co. Ltd. (Kingdom of Thailand), 5.2%, 3/30/2052 (n)	7,791,000	6,860,988
Thaioil Treasury Center Co. Ltd., 3.75%, 6/18/2050 (n)	7,726,000	5,055,354
		$46,529,515
Trinidad & Tobago – 0.3%
Consolidated Energy Finance S.A., 6.5%, 5/15/2026 (n)	$3,730,000	$3,487,438
Consolidated Energy Finance S.A., 5.625%, 10/15/2028 (n)	21,835,000	17,790,066
		$21,277,504
Turkey – 1.9%
Republic of Turkey, 5.6%, 11/14/2024	$6,079,000	$5,542,224
Republic of Turkey, 4.25%, 3/13/2025	23,196,000	20,064,169
Republic of Turkey, 4.75%, 1/26/2026	14,511,000	12,189,240
Republic of Turkey, 4.875%, 10/09/2026	30,176,000	24,667,070
Republic of Turkey, 5.125%, 2/17/2028	8,983,000	6,953,992
Republic of Turkey, 6.125%, 10/24/2028	17,815,000	14,151,452
Republic of Turkey, 5.25%, 3/13/2030	20,082,000	14,493,822
Republic of Turkey, 5.95%, 1/15/2031	9,241,000	6,792,135
Republic of Turkey, 5.875%, 6/26/2031	12,499,000	9,074,499

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Turkey – continued
Republic of Turkey, 6.5%, 9/20/2033	$12,255,000	$8,869,556
Republic of Turkey, 6.625%, 2/17/2045	4,856,000	3,272,944
Republic of Turkey, 5.75%, 5/11/2047	15,348,000	9,484,788
		$135,555,891
Ukraine – 0.8%
Government of Ukraine, 7.75%, 9/01/2027	$6,110,000	$1,099,800
Government of Ukraine, 6.876%, 5/21/2029 (n)	15,357,000	2,971,579
Government of Ukraine, 6.876%, 5/21/2029	14,307,000	2,768,405
Government of Ukraine, 7.375%, 9/25/2032	51,667,000	9,739,229
Government of Ukraine, 7.253%, 3/15/2033 (n)	26,420,000	4,980,170
Government of Ukraine, 7.253%, 3/15/2033	25,059,000	4,723,621
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040	39,961,000	10,589,665
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)	1,969,000	397,246
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026	7,385,000	1,489,924
NPC Ukrenergo (Ukraine), 6.875%, 11/09/2026 (n)	12,598,000	2,267,640
Oschadbank (State Savings Bank of Ukraine), 9.375%, 3/10/2023	1,400,000	630,000
PJSC State Savings Bank of Ukraine, 9.625%, 3/20/2025	12,627,900	5,051,160
Ukrainian Railways, 8.25%, 7/09/2024	20,234,000	4,046,800
Ukrainian Railways, 7.875%, 7/15/2026	11,762,000	2,402,389
		$53,157,628
United Arab Emirates – 3.8%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047	$28,288,000	$27,588,155
Abu Dhabi Ports Co. PJSC, 2.5%, 5/06/2031	2,462,000	2,163,291
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028 (n)	10,533,000	9,269,040
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028	2,100,000	1,848,000
DAE Sukuk DIFC Ltd., 3.75%, 2/15/2026 (n)	16,941,000	16,019,748
DP World Salaam (United Arab Emirates), 6% to 1/01/2026, FLR (CMT - 5yr. + 5.75%) to 1/01/2031, FLR (CMT - 5yr. + 6.75%) to 1/01/2070	24,796,000	24,796,000
Emirates Development Bank PJSC, 1.639%, 6/15/2026	7,808,000	7,171,773
Emirates NBD Bank PJSC, 6.125% to 7/09/2026, FLR (Swap Rate - 6yr. + 5.702%) to 1/09/2170	10,458,000	10,303,389
Emirates Sembcorp Water & Power Co. (United Arab Emirates), 4.45%, 8/01/2035 (n)	9,849,000	9,061,080
Emirates Sembcorp Water & Power Co. (United Arab Emirates), 4.45%, 8/01/2035	3,800,000	3,496,000
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	9,988,840	9,432,306
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027	1,873,241	1,768,872
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	8,114,000	6,845,483

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
United Arab Emirates – continued
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036		$9,094,000	$7,672,273
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040 (n)		22,460,499	18,867,078
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040		3,832,179	3,219,075
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040 (n)		13,463,000	11,050,671
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040		8,000,000	6,566,543
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)		3,203,000	3,010,820
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026		19,142,000	17,993,480
MDGH - GMTN RSC Ltd. (United Arab Emirates), 2.875%, 11/07/2029 (n)		9,242,000	8,579,423
National Central Cooling Co., PJSC (United Arab Emirates), 2.5%, 10/21/2027		14,872,000	13,437,923
Sweihan PV Power Co. PJSC, 3.625%, 1/31/2049 (n)		13,994,329	11,763,633
United Arab Emirates, 4.951%, 7/07/2052 (n)		34,709,000	37,664,124
			$269,588,180
United Kingdom – 0.0%
SCC Power PLC, 8%, 12/31/2028 (n)		$6,633,383	$2,653,353
SCC Power PLC, 4%, 5/17/2032 (n)		3,593,083	359,309
			$3,012,662
United States – 1.6%
Hyundai Capital America, 2.375%, 10/15/2027 (n)		$7,789,000	$6,954,252
Hyundai Capital America, 1.8%, 1/10/2028 (n)		9,886,000	8,483,178
JBS Finance Luxembourg S.à r.l., 3.625%, 1/15/2032 (n)		17,213,000	14,339,978
U.S. Treasury Bonds, 3.5%, 2/15/2039 (f)		24,936,000	26,985,427
U.S. Treasury Bonds, 2.5%, 2/15/2046		65,224,600	56,574,697
			$113,337,532
Uruguay – 0.6%
Oriental Republic of Uruguay, 5.1%, 6/18/2050		$5,024,000	$5,349,794
Oriental Republic of Uruguay, 4.975%, 4/20/2055		35,449,000	37,074,622
Oriental Republic of Uruguay, Inflation Linked Bond, 3.875%, 7/02/2040	UYU	130,431,005	3,120,879
			$45,545,295
Uzbekistan – 1.1%
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		$16,290,000	$14,138,091
National Bank of Uzbekistan, 4.85%, 10/21/2025		18,746,000	16,402,750
Republic of Uzbekistan, 3.7%, 11/25/2030 (n)		9,436,000	6,974,336
Republic of Uzbekistan, 3.9%, 10/19/2031 (n)		10,263,000	7,511,695
Republic of Uzbekistan, 3.9%, 10/19/2031		7,394,000	5,411,817
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		17,585,000	15,808,915

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Uzbekistan – continued
Uzbekneftegaz JSC (Republic of Uzbekistan), 4.75%, 11/16/2028 (n)	$17,146,000	$12,077,814
		$78,325,418
Venezuela – 0.2%
Republic of Venezuela, 9%, 5/07/2023 (a)(d)	$10,104,000	$871,470
Republic of Venezuela, 8.25%, 10/13/2024 (a)(d)	17,593,000	1,517,396
Republic of Venezuela, 7.65%, 4/21/2025 (a)(d)	33,488,000	2,762,760
Republic of Venezuela, 9.25%, 9/15/2027 (a)(d)	8,435,000	752,824
Republic of Venezuela, 7%, 3/31/2038 (a)(d)	68,785,500	5,674,804
		$11,579,254
Vietnam – 0.8%
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)	$17,330,000	$14,188,938
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029	6,800,000	5,567,500
Socialist Republic of Vietnam, 4.8%, 11/19/2024	40,047,000	39,950,742
		$59,707,180
Zambia – 0.3%
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)	$17,154,000	$16,339,185
First Quantum Minerals Ltd., 6.875%, 10/15/2027	1,300,000	1,238,250
Republic of Zambia, 8.97%, 7/30/2027 (a)(d)	9,498,000	5,413,860
		$22,991,295
Total Bonds (Identified Cost, $7,921,750,627)		$6,367,385,031
Common Stocks – 0.1%
Mexico – 0.0%
ICA Tenedora, S.A. de C.V. (u)	2,525,968	$2,106,470
United Kingdom – 0.1%
Petra Diamonds Ltd.	3,038,227	$3,847,951
Total Common Stocks (Identified Cost, $2,688,831)		$5,954,421
Investment Companies (h) – 8.1%
Money Market Funds – 8.1%
MFS Institutional Money Market Portfolio, 1.72% (v) (Identified Cost, $570,125,408)	570,154,423	$570,154,423

Other Assets, Less Liabilities – 1.3%		88,972,166
Net Assets – 100.0%		$7,032,466,041

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $570,154,423 and $6,373,339,452, respectively.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,560,779,181, representing 36.4% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Antofagasta PLC, 5.625%, 5/13/2032	5/10/22	$14,386,287	$14,497,560
Russian Federation, 4.25%, 6/23/2027	6/21/17	399,892	156,000
Russian Federation, 5.1%, 3/28/2035	3/21/19	13,400,000	6,566,000
Total Restricted Securities			$21,219,560
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
SOFR	Secured Overnight Financing Rate

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
UYU	Uruguayan Peso
Derivative Contracts at 7/31/22
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	766,504	USD	147,734	Goldman Sachs International	8/02/2022	$408

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BRL	26,192,681	USD	5,048,316	JPMorgan Chase Bank N.A.	8/02/2022	$13,952
EUR	342,955	USD	348,368	Brown Brothers Harriman	10/21/2022	4,146
EUR	4,668,555	USD	4,737,844	HSBC Bank	10/21/2022	60,822
EUR	734,570	USD	752,198	JPMorgan Chase Bank N.A.	10/21/2022	2,844
EUR	9,156,990	USD	9,239,083	Morgan Stanley Capital Services, Inc.	10/21/2022	173,107
EUR	491,398	USD	497,000	State Street Bank Corp.	9/21/2022	6,988
EUR	358,047	USD	367,386	UBS AG	10/21/2022	639
MXN	101,741,379	USD	4,801,165	Citibank N.A.	10/21/2022	116,073
USD	5,085,760	BRL	26,192,681	JPMorgan Chase Bank N.A.	8/02/2022	23,492
						$402,471
Liability Derivatives
BRL	3,239,756	USD	638,879	Banco Santander S.A.	8/02/2022	$(12,730)
BRL	23,719,430	USD	4,648,772	Goldman Sachs International	8/02/2022	(64,510)
EUR	433,504	USD	458,867	Deutsche Bank AG	9/21/2022	(14,256)
IDR	10,810,193,057	USD	730,616	JPMorgan Chase Bank N.A.	9/13/2022	(2,542)
USD	624,423	BRL	3,239,756	Banco Santander S.A.	8/02/2022	(1,726)
USD	4,714,261	BRL	24,485,934	Goldman Sachs International	8/02/2022	(18,143)
USD	446,787,034	EUR	435,925,514	HSBC Bank	10/21/2022	(1,287,500)
USD	8,013,475	MXN	168,415,525	JPMorgan Chase Bank N.A.	10/21/2022	(126,174)
						$(1,527,581)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	265	$38,160,000	September – 2022	$856,134
U.S. Treasury Note 10 yr	Long	USD	914	110,722,531	September – 2022	803,573
U.S. Treasury Ultra Note 10 yr	Long	USD	400	52,500,000	September – 2022	910,917
						$2,570,624
Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond	Long	USD	361	$57,150,813	September – 2022	$(118,338)
Euro-Bund 10 yr	Short	EUR	750	120,836,972	September – 2022	(4,974,321)
Euro-OAT 10 yr	Short	EUR	63	9,431,079	September – 2022	(334,954)
						$(5,427,613)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives
Credit Default Swaps
12/20/24	USD	20,027,000	Barclays Bank PLC	(1)	1.00%/Quarterly	$(33,803)	$(318,327)	$(352,130)
(1)	Fund, as protection buyer, to receive notional amount upon a defined credit event by a reference obligation specified in the Republic of Korea, 2.75%, 1/19/2027.
At July 31, 2022, the fund had cash collateral of $970,000 and other liquid securities with an aggregate value of $12,433,281 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 7/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $7,924,439,458)	$6,373,339,452
Investments in affiliated issuers, at value (identified cost, $570,125,408)	570,154,423
Cash	2,524,791
Restricted cash for
Uncleared derivatives	970,000
Receivables for
Forward foreign currency exchange contracts	402,471
Net daily variation margin on open futures contracts	1,320,830
Investments sold	9,881,011
Fund shares sold	12,058,004
Interest	104,254,866
Other assets	7,677
Total assets	$7,074,913,525
Liabilities
Payables for
Distributions	$2,576,462
Forward foreign currency exchange contracts	1,527,581
Investments purchased	14,115,890
Fund shares reacquired	12,769,779
Uncleared swaps, at value (net of unamortized premiums received, $318,327)	352,130
Payable to affiliates
Investment adviser	501,653
Administrative services fee	8,383
Shareholder servicing costs	1,931,386
Distribution and service fees	12,157
Payable for independent Trustees' compensation	985
Deferred country tax expense payable	8,064,112
Accrued expenses and other liabilities	586,966
Total liabilities	$42,447,484
Net assets	$7,032,466,041
Net assets consist of
Paid-in capital	$9,263,682,245
Total distributable earnings (loss)	(2,231,216,204)
Net assets	$7,032,466,041
Shares of beneficial interest outstanding	601,196,066

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$315,618,233	27,009,087	$11.69
Class B	2,183,265	188,922	11.56
Class C	18,289,485	1,584,611	11.54
Class I	4,294,440,021	367,407,413	11.69
Class R1	305,074	25,959	11.75
Class R2	9,830,530	836,794	11.75
Class R3	32,028,911	2,732,645	11.72
Class R4	36,790,109	3,141,159	11.71
Class R6	2,322,980,413	198,269,476	11.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.21 [100 / 95.75 x $11.69]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 7/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$426,736,453
Dividends from affiliated issuers	1,790,681
Dividends	1,736,182
Other	671,183
Income on securities loaned	13,986
Foreign taxes withheld	(543,826)
Total investment income	$430,404,659
Expenses
Management fee	$57,241,978
Distribution and service fees	1,395,475
Shareholder servicing costs	7,339,711
Administrative services fee	626,052
Independent Trustees' compensation	102,574
Custodian fee	387,480
Shareholder communications	294,766
Audit and tax fees	88,539
Legal fees	32,773
Miscellaneous	640,699
Total expenses	$68,150,047
Reduction of expenses by investment adviser and distributor	(1,192,656)
Net expenses	$66,957,391
Net investment income (loss)	$363,447,268

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $2,503 country tax)	$(323,489,728)
Affiliated issuers	(16,201)
Futures contracts	2,511,741
Swap agreements	(203,051)
Forward foreign currency exchange contracts	92,699,019
Foreign currency	(1,933,755)
Net realized gain (loss)	$(230,431,975)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $798,849 decrease in deferred country tax)	$(1,817,282,601)
Affiliated issuers	11,518
Futures contracts	(1,439,918)
Swap agreements	133,799
Forward foreign currency exchange contracts	692,316
Translation of assets and liabilities in foreign currencies	(289,321)
Net unrealized gain (loss)	$(1,818,174,207)
Net realized and unrealized gain (loss)	$(2,048,606,182)
Change in net assets from operations	$(1,685,158,914)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	7/31/22	7/31/21
Change in net assets
From operations
Net investment income (loss)	$363,447,268	$300,263,415
Net realized gain (loss)	(230,431,975)	74,830,066
Net unrealized gain (loss)	(1,818,174,207)	30,202,838
Change in net assets from operations	$(1,685,158,914)	$405,296,319
Total distributions to shareholders	$(406,066,540)	$(323,053,816)
Change in net assets from fund share transactions	$(437,588,065)	$3,075,167,944
Total change in net assets	$(2,528,813,519)	$3,157,410,447
Net assets
At beginning of period	9,561,279,560	6,403,869,113
At end of period	$7,032,466,041	$9,561,279,560
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$14.93	$14.73	$14.68	$13.99	$14.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.51	$0.56	$0.64	$0.61
Net realized and unrealized gain (loss)	(3.18)	0.24	0.10	0.70	(0.79)
Total from investment operations	$(2.64)	$0.75	$0.66	$1.34	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.55)	$(0.61)	$(0.65)	$(0.64)
Net asset value, end of period (x)	$11.69	$14.93	$14.73	$14.68	$13.99
Total return (%) (r)(s)(t)(x)	(18.12)	5.19	4.69	9.83	(1.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.06	1.07	1.08	1.07	1.07
Expenses after expense reductions	1.05	1.06	1.06	1.04	1.05
Net investment income (loss)	3.94	3.42	3.84	4.51	4.12
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$315,618	$431,359	$377,703	$382,984	$330,096
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$14.87	$14.75	$14.71	$14.13	$14.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.41	$0.45	$0.53	$0.50
Net realized and unrealized gain (loss)	(3.24)	0.15(g)	0.10	0.59	(0.81)
Total from investment operations	$(2.81)	$0.56	$0.55	$1.12	$(0.31)
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.44)	$(0.51)	$(0.54)	$(0.53)
Net asset value, end of period (x)	$11.56	$14.87	$14.75	$14.71	$14.13
Total return (%) (r)(s)(t)(x)	(19.32)	3.84	3.83	8.16	(2.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.82	1.82	1.83	1.82	1.82
Expenses after expense reductions	1.80	1.81	1.82	1.81	1.81
Net investment income (loss)	3.15	2.70	3.12	3.76	3.36
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$2,183	$4,286	$8,088	$13,938	$19,703

Class C	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$14.83	$14.73	$14.70	$14.10	$14.93
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.41	$0.45	$0.53	$0.50
Net realized and unrealized gain (loss)	(3.22)	0.13(g)	0.08	0.61	(0.80)
Total from investment operations	$(2.79)	$0.54	$0.53	$1.14	$(0.30)
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.44)	$(0.50)	$(0.54)	$(0.53)
Net asset value, end of period (x)	$11.54	$14.83	$14.73	$14.70	$14.10
Total return (%) (r)(s)(t)(x)	(19.24)	3.70	3.76	8.31	(2.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.82	1.82	1.83	1.82	1.82
Expenses after expense reductions	1.80	1.81	1.82	1.81	1.81
Net investment income (loss)	3.16	2.70	3.12	3.76	3.36
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$18,289	$31,537	$62,772	$113,863	$142,037
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$14.93	$14.74	$14.82	$14.16	$14.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.57	$0.55	$0.59	$0.67	$0.64
Net realized and unrealized gain (loss)	(3.18)	0.23	(0.02)(g)	0.67	(0.77)
Total from investment operations	$(2.61)	$0.78	$0.57	$1.34	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.59)	$(0.65)	$(0.68)	$(0.68)
Net asset value, end of period (x)	$11.69	$14.93	$14.74	$14.82	$14.16
Total return (%) (r)(s)(t)(x)	(17.91)	5.38	4.02	9.80	(0.95)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.81	0.82	0.83	0.82	0.82
Expenses after expense reductions	0.80	0.81	0.82	0.81	0.81
Net investment income (loss)	4.19	3.66	4.06	4.74	4.35
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$4,294,440	$5,960,448	$4,345,513	$3,879,907	$3,658,375
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$15.00	$14.82	$14.88	$14.22	$15.04
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.40	$0.44	$0.53	$0.50
Net realized and unrealized gain (loss)	(3.19)	0.22	0.01(g)	0.67	(0.78)
Total from investment operations	$(2.75)	$0.62	$0.45	$1.20	$(0.28)
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.44)	$(0.51)	$(0.54)	$(0.54)
Net asset value, end of period (x)	$11.75	$15.00	$14.82	$14.88	$14.22
Total return (%) (r)(s)(t)(x)	(18.71)	4.25	3.13	8.71	(1.98)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.82	1.82	1.84	1.82	1.82
Expenses after expense reductions	1.80	1.81	1.82	1.81	1.81
Net investment income (loss)	3.22	2.69	3.07	3.75	3.36
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$305	$333	$582	$648	$617

Class R2	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$15.00	$14.81	$14.87	$14.22	$15.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.48	$0.52	$0.60	$0.57
Net realized and unrealized gain (loss)	(3.18)	0.23	(0.00)(g)(w)	0.66	(0.76)
Total from investment operations	$(2.68)	$0.71	$0.52	$1.26	$(0.19)
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.52)	$(0.58)	$(0.61)	$(0.61)
Net asset value, end of period (x)	$11.75	$15.00	$14.81	$14.87	$14.22
Total return (%) (r)(s)(t)(x)	(18.30)	4.84	3.65	9.17	(1.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.32	1.32	1.34	1.32	1.32
Expenses after expense reductions	1.30	1.31	1.32	1.31	1.31
Net investment income (loss)	3.70	3.19	3.60	4.26	3.86
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$9,831	$12,688	$15,944	$18,952	$21,881
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$14.96	$14.75	$14.80	$14.16	$14.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.54	$0.51	$0.56	$0.64	$0.61
Net realized and unrealized gain (loss)	(3.18)	0.26	(0.00)(g)(w)	0.65	(0.77)
Total from investment operations	$(2.64)	$0.77	$0.56	$1.29	$(0.16)
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.56)	$(0.61)	$(0.65)	$(0.64)
Net asset value, end of period (x)	$11.72	$14.96	$14.75	$14.80	$14.16
Total return (%) (r)(s)(t)(x)	(18.08)	5.25	3.97	9.39	(1.13)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.07	1.07	1.08	1.07	1.07
Expenses after expense reductions	1.05	1.06	1.07	1.06	1.06
Net investment income (loss)	3.96	3.42	3.86	4.51	4.11
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$32,029	$36,080	$23,775	$32,190	$38,001

Class R4	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$14.96	$14.76	$14.84	$14.17	$14.97
Income (loss) from investment operations
Net investment income (loss) (d)	$0.57	$0.55	$0.60	$0.67	$0.64
Net realized and unrealized gain (loss)	(3.18)	0.24	(0.03)(g)	0.68	(0.76)
Total from investment operations	$(2.61)	$0.79	$0.57	$1.35	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.59)	$(0.65)	$(0.68)	$(0.68)
Net asset value, end of period (x)	$11.71	$14.96	$14.76	$14.84	$14.17
Total return (%) (r)(s)(t)(x)	(17.94)	5.45	4.02	9.88	(0.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.82	0.83	0.82	0.82
Expenses after expense reductions	0.80	0.81	0.82	0.81	0.81
Net investment income (loss)	4.23	3.68	4.13	4.74	4.36
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$36,790	$40,988	$39,791	$75,510	$65,918
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$14.96	$14.77	$14.90	$14.22	$15.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.59	$0.56	$0.60	$0.68	$0.65
Net realized and unrealized gain (loss)	(3.18)	0.24	(0.07)(g)	0.69	(0.74)
Total from investment operations	$(2.59)	$0.80	$0.53	$1.37	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.61)	$(0.66)	$(0.69)	$(0.69)
Net asset value, end of period (x)	$11.72	$14.96	$14.77	$14.90	$14.22
Total return (%) (r)(s)(t)(x)	(17.77)	5.49	3.79	10.02	(0.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.69	0.71	0.73	0.73	0.73
Expenses after expense reductions	0.68	0.69	0.72	0.72	0.72
Net investment income (loss)	4.32	3.75	4.17	4.85	4.42
Portfolio turnover	52	56	75	94	100
Net assets at end of period (000 omitted)	$2,322,980	$3,043,561	$1,529,701	$1,330,252	$1,753,566

(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Debt Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.

Notes to Financial Statements  - continued
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments

Notes to Financial Statements  - continued
are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of July 31, 2022 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$3,847,951	$—	$—	$3,847,951
Mexico	—	—	2,106,470	2,106,470
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	83,560,124	—	83,560,124
Non - U.S. Sovereign Debt	—	4,347,786,776	—	4,347,786,776
U.S. Corporate Bonds	—	29,777,407	—	29,777,407
Foreign Bonds	—	1,906,260,724	—	1,906,260,724
Mutual Funds	570,154,423	—	—	570,154,423
Total	$574,002,374	$6,367,385,031	$2,106,470	$6,943,493,875
Other Financial Instruments
Futures Contracts – Assets	$2,570,624	$—	$—	$2,570,624
Futures Contracts – Liabilities	(5,427,613)	—	—	(5,427,613)
Forward Foreign Currency Exchange Contracts – Assets	—	402,471	—	402,471
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,527,581)	—	(1,527,581)
Swap Agreements – Liabilities	—	(352,130)	—	(352,130)
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 7/31/21	$—
Transfers into level 3	2,106,470
Balance as of 7/31/22	$2,106,470
At July 31, 2022, the fund held one level 3 security.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Notes to Financial Statements  - continued
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2022 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$2,570,624	$(5,427,613)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	402,471	(1,527,581)
Credit	Uncleared Swap Agreements	—	(352,130)
Total		$2,973,095	$(7,307,324)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$2,511,741	$—	$—	$—
Foreign Exchange	—	—	92,699,019	(669,657)
Credit	—	(203,051)	—	—
Total	$2,511,741	$(203,051)	$92,699,019	$(669,657)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended July 31, 2022 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,439,918)	$—	$—
Foreign Exchange	—	—	692,316
Credit	—	133,799	—
Total	$(1,439,918)	$133,799	$692,316
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or

Notes to Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements  - continued
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are

Notes to Financial Statements  - continued
amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment

Notes to Financial Statements  - continued
obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At July 31, 2022, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Inflation-indexed

Notes to Financial Statements  - continued
bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/22	Year ended 7/31/21
Ordinary income (including any short-term capital gains)	$406,066,540	$323,053,816

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/22
Cost of investments	$8,591,924,558
Gross appreciation	19,198,188
Gross depreciation	(1,671,963,100)
Net unrealized appreciation (depreciation)	$(1,652,764,912)
Undistributed ordinary income	119,603,757
Capital loss carryforwards	(659,207,347)
Other temporary differences	(38,847,702)
Total distributable earnings (loss)	$(2,231,216,204)
As of July 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(323,175,106)
Long-Term	(336,032,241)
Total	$(659,207,347)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/22	Year ended 7/31/21
Class A	$17,108,259	$14,820,828
Class B	119,038	176,891
Class C	924,715	1,341,045
Class I	246,834,890	201,249,526
Class R1	11,950	13,273
Class R2	469,037	495,202
Class R3	1,423,846	1,036,005
Class R4	1,862,533	1,599,084
Class R6	137,312,272	102,321,962
Total	$406,066,540	$323,053,816

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $7.5 billion	0.65%
In excess of $7.5 billion and up to $12.5 billion	0.60%
In excess of $12.5 billion	0.55%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2023. For the year ended July 31, 2022, this management fee reduction amounted to $1,192,173, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended July 31, 2022 was equivalent to an annual effective rate of 0.65% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,736 for the year ended July 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 967,486
Class B	0.75%	0.25%	1.00%	1.00%	32,946
Class C	0.75%	0.25%	1.00%	1.00%	255,072
Class R1	0.75%	0.25%	1.00%	1.00%	3,255
Class R2	0.25%	0.25%	0.50%	0.50%	56,376
Class R3	—	0.25%	0.25%	0.25%	80,340
Total Distribution and Service Fees					$1,395,475
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended July 31, 2022, this rebate amounted to $427, $2, and $54 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2022, were as follows:
Amount
Class A	$35,259
Class B	1,987
Class C	3,711
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2022, the fee was $255,592, which equated to 0.0030% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,084,119.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2022 was equivalent to an annual effective rate of 0.0073% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended July 31, 2022, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$37,578,964	$3,787,718
Non-U.S. Government securities	4,075,362,856	4,498,902,006
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/22		Year ended 7/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,808,445	$79,004,826	12,849,829	$192,581,861
Class B	255	3,552	9,836	146,873
Class C	189,793	2,630,943	477,389	7,205,583
Class I	123,427,928	1,681,599,665	163,153,328	2,441,354,342
Class R1	4,738	62,800	3,960	59,541
Class R2	199,974	2,693,410	165,598	2,493,791
Class R3	869,910	11,232,688	1,205,994	17,893,245
Class R4	759,155	10,434,253	554,169	8,307,849
Class R6	54,177,614	738,276,764	125,478,111	1,870,521,836
	185,437,812	$2,525,938,901	303,898,214	$4,540,564,921

Notes to Financial Statements  - continued
	Year ended 7/31/22		Year ended 7/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	946,847	$12,747,263	752,451	$11,248,529
Class B	8,395	114,094	10,959	164,470
Class C	65,696	889,442	85,585	1,282,530
Class I	17,690,742	237,144,073	13,025,656	194,149,229
Class R1	891	11,950	876	13,155
Class R2	34,827	468,863	32,909	493,744
Class R3	106,305	1,423,033	69,281	1,035,683
Class R4	139,540	1,862,533	106,879	1,598,230
Class R6	8,712,003	117,037,563	5,898,179	88,197,832
	27,705,246	$371,698,814	19,982,775	$298,183,402
Shares reacquired
Class A	(8,637,515)	$(115,078,022)	(10,352,007)	$(155,760,448)
Class B	(108,023)	(1,461,924)	(280,829)	(4,229,092)
Class C	(797,488)	(10,895,183)	(2,698,570)	(40,914,404)
Class I	(172,948,471)	(2,307,915,588)	(71,838,243)	(1,069,071,032)
Class R1	(1,872)	(23,876)	(21,915)	(336,826)
Class R2	(243,714)	(3,316,060)	(429,077)	(6,435,496)
Class R3	(654,954)	(9,153,575)	(475,585)	(7,140,890)
Class R4	(497,934)	(6,638,480)	(617,415)	(9,238,671)
Class R6	(68,009,833)	(880,743,072)	(31,551,828)	(470,453,520)
	(251,899,804)	$(3,335,225,780)	(118,265,469)	$(1,763,580,379)
Net change
Class A	(1,882,223)	$(23,325,933)	3,250,273	$48,069,942
Class B	(99,373)	(1,344,278)	(260,034)	(3,917,749)
Class C	(541,999)	(7,374,798)	(2,135,596)	(32,426,291)
Class I	(31,829,801)	(389,171,850)	104,340,741	1,566,432,539
Class R1	3,757	50,874	(17,079)	(264,130)
Class R2	(8,913)	(153,787)	(230,570)	(3,447,961)
Class R3	321,261	3,502,146	799,690	11,788,038
Class R4	400,761	5,658,306	43,633	667,408
Class R6	(5,120,216)	(25,428,745)	99,824,462	1,488,266,148
	(38,756,746)	$(437,588,065)	205,615,520	$3,075,167,944
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 3%, and 1%, respectively, of the value of

Notes to Financial Statements  - continued
outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2022, the fund’s commitment fee and interest expense were $35,833 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$541,153,205	$2,379,270,294	$2,350,264,393	$(16,201)	$11,518	$570,154,423

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,790,681	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021.

Notes to Financial Statements  - continued
In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Debt Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Debt Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 15, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Neeraj Arora Ward Brown Matt Ryan

Board Review of Investment Advisory Agreement
MFS Emerging Markets Debt Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the and three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $7.5 billion, and $12.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of July 31st (the "Fund") as well as fees for non-audit services provided to the Fund and/or to the Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended July 31, 2022 and 2021, audit fees billed to the Fund by E&Y were as follows:

Fees billed by E&Y:	Audit Fees

	2022	2021
MFS Emerging Markets Debt Fund	67,426	64,012

For the fiscal years ended July 31, 2022 and 2021, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS Emerging Markets	0	0	255	11,255	1,467	2,530
Debt Fund

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	20214
To MFS and MFS Related
Entities of MFS Emerging	662,511	1,760,124	0	0	111,415	110,620
Markets Debt Fund*

Fees billed by E&Y:		Aggregate Fees for Non-audit Services
			2022		20214
To MFS Emerging Markets Debt Fund, MFS			956,078		2,150,959
and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees", including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

4 Certain fees reported in 2021 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended July 31, 2021.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)* /S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: September 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)
Date: September 15, 2022
By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and
Accounting Officer)

Date: September 15, 2022

* Print name and title of each signing officer under his or her signature.